Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of November 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Electric Utilities (61.0%)
	NextEra Energy Inc.	13,015,773	1,023,951
	Southern Co.	6,662,612	593,839
	Duke Energy Corp.	4,890,192	572,397
	Constellation Energy Corp.	1,980,125	508,021
	American Electric Power Co. Inc.	3,369,827	336,511
	PG&E Corp.	12,859,379	278,148
	Xcel Energy Inc.	3,530,512	256,174
	Exelon Corp.	6,336,075	250,655
	Edison International	2,445,710	214,611
	Entergy Corp.	1,354,155	211,478
	PPL Corp.	4,668,526	163,072
	FirstEnergy Corp.	3,462,110	147,313
	Eversource Energy	2,263,323	145,962
	NRG Energy Inc.	1,306,916	132,796
	Alliant Energy Corp.	1,624,465	102,666
	Evergy Inc.	1,456,484	94,133
	Pinnacle West Capital Corp.	719,557	67,422
	OGE Energy Corp.	1,272,222	55,927
	IDACORP Inc.	337,274	39,957
	Portland General Electric Co.	652,869	31,285
	TXNM Energy Inc.	542,754	26,622
	MGE Energy Inc.	229,096	23,890
	ALLETE Inc.	365,768	23,731
	Otter Tail Corp.	238,420	19,226
	Avangrid Inc.	490,282	17,699
*	Hawaiian Electric Industries Inc.	1,040,050	10,806
*,1	Oklo Inc.	193,298	4,550
	Genie Energy Ltd. Class B	80,329	1,226
			5,354,068
Gas Utilities (4.5%)
	Atmos Energy Corp.	983,014	148,750
	UGI Corp.	1,359,677	41,293
	National Fuel Gas Co.	549,197	35,132
	New Jersey Resources Corp.	628,057	32,395
	Southwest Gas Holdings Inc.	363,331	28,398
	ONE Gas Inc.	358,785	27,975
	Spire Inc.	365,761	26,770
	MDU Resources Group Inc.	1,226,604	24,581
	Chesapeake Utilities Corp.	142,174	18,731
	Northwest Natural Holding Co.	244,947	10,734
			394,759
Independent Power and Renewable Electricity Producers (5.9%)
	Vistra Corp.	2,175,652	347,756
	AES Corp.	4,498,684	58,663
*	Talen Energy Corp.	226,097	48,478
	Ormat Technologies Inc. (XNYS)	344,729	28,137
	Clearway Energy Inc. Class C	523,780	15,446
	NextEra Energy Partners LP	591,939	10,341
	Clearway Energy Inc. Class A	220,494	6,132
*,1	Sunnova Energy International Inc.	712,512	3,947
*	Altus Power Inc.	455,357	1,967
*	Montauk Renewables Inc.	317,912	1,405
			522,272
Multi-Utilities (24.8%)
	Sempra	4,009,486	375,569
	Dominion Energy Inc.	5,312,713	312,122
	Public Service Enterprise Group Inc.	3,154,628	297,481
	Consolidated Edison Inc.	2,192,031	220,496
	WEC Energy Group Inc.	2,001,676	202,269

Vanguard® Utilities Index Fund
		Shares	Market Value ($000)
	DTE Energy Co.	1,311,025	164,901
	Ameren Corp.	1,689,641	159,485
	CMS Energy Corp.	1,891,764	131,875
	CenterPoint Energy Inc.	3,841,172	125,299
	NiSource Inc.	2,840,279	108,186
	Black Hills Corp.	441,749	28,303
	Northwestern Energy Group Inc.	388,254	21,447
	Avista Corp.	498,491	19,287
	Unitil Corp.	102,381	6,145
			2,172,865
Water Utilities (3.4%)
	American Water Works Co. Inc.	1,234,141	169,003
	Essential Utilities Inc.	1,645,187	65,857
	American States Water Co.	237,266	20,241
	California Water Service Group	372,615	19,074
	SJW Group	196,928	10,973
	Middlesex Water Co.	113,000	7,394
	York Water Co.	91,116	3,266
	Artesian Resources Corp. Class A	59,543	2,069
			297,877
Total Common Stocks (Cost $7,109,306)			8,741,841
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 4.651% (Cost $7,835)	78,356	7,835
Total Investments (99.7%) (Cost $7,117,141)			8,749,676
Other Assets and Liabilities—Net (0.3%)			25,832
Net Assets (100.0%)			8,775,508
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,974,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,113,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
CenterPoint Energy Inc.	1/31/25	CITNA	9,329	(4.648)	28	—
Southern Co.	1/31/25	CITNA	23,976	(4.648)	102	—
					130	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.
At November 30, 2024, the counterparties had deposited in segregated accounts securities with a value of $562,000 in connection with open over-the-counter swap contracts.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a

Vanguard® Utilities Index Fund
specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,741,841	—	—	8,741,841
Temporary Cash Investments	7,835	—	—	7,835
Total	8,749,676	—	—	8,749,676
Derivative Financial Instruments
Assets
Swap Contracts	—	130	—	130